Aware, Inc. NASDAQ: AWRE Biometrics Simplified Exhibit 99.2

Safe Harbor Statement Portions of this presentation contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue, earnings and non-recurring charges, and the growth of the biometrics markets. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. Risk factors related to our business include, but are not limited to: i) our operating results may fluctuate significantly and are difficult to predict; ii) we derive a significant portion of our revenue from government customers, and our business may be adversely affected by changes in the contracting or fiscal policies of those governmental entities; iii) a significant commercial market for biometrics technology may not develop, and if it does, we may not be successful in that market; iv) we derive a significant portion of our revenue from third party channel partners; v) the biometrics market may not experience significant growth or our products may not achieve broad acceptance; vi) we face intense competition from other biometrics solution providers; vii) our business is subject to rapid technological change; viii) our software products may have errors, defects or bugs which could harm our business; ix) our business may be adversely affected by our use of open source software; x) we rely on third party software to develop and provide our solutions and significant defects in third party software could harm our business; xi) part of our future business is dependent on market demand for, and acceptance of, the cloud-based model for the use of software: xii) our operational systems and networks and products may be subject to an increasing risk of continually evolving cybersecurity or other technological risks which could result in the disclosure of company or customer confidential information, damage to our reputation, additional costs, regulatory penalties and financial losses; xiii) our intellectual property is subject to limited protection; xiv) we may be sued by third parties for alleged infringement of their proprietary rights; xv) we must attract and retain key personnel; xvii) our business may be affected by government regulations and adverse economic conditions; xviii) we may make acquisitions that could adversely affect our results, xix) we may have additional tax liabilities; and xx) our business and operations could be adversely affected by health epidemics, including the current COVID-19 pandemic, impacting the markets and communities in which we, our partners and clients operate. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2022 and other reports and filings made with the Securities and Exchange Commission.

Biometrics Simplified Trusted Since 1993 We solve everyday business and identity challenges by applying data science, machine learning and AI to biometrics.

Global market for biometric technology expected to grow >20% between now and 20271.  Expanded portfolio of proven, world-class solutions are ready to fuel immediate growth for current, emerging and future use cases. For more than a decade, data, AI and machine learning have powered our portfolio, based on our full stack model for all onboarding and authentication needs, and built on diverse operational datasets from around the world. Strong global customer base and partner-centric model provide leverage and significant room for expansion. 1. MarketsandMarkets, November 8, 2022 Investment Highlights Growing Markets  Proven Products Partner Leveraged

B2G Biometric Capture, Search & Workflow Management B2B Identity Verification Simple Biometrics for complex Identity Challenges Mobile and Web-based  onboarding & authentication Web-based enrollment & Standards compliance Forensic Investigation

CATALYST FOR CHANGE: CURRENT DIGITAL ONBOARDING METHODS 2.2 million fraud reports in 20202 47% of Americans financial identity theft in 20203 9 in 10 Americans encountered a fraud attempt in the past year4 (1 in 6) Americans lost money to identity theft last year4 33 MILLION to identity theft and fraud in 20205 56 $ BILLION Consumers lost more than CUSTOMERS ARE DEMANDING A FRICTIONLESS, SECURE USER EXPERIENCE 1 in 5 users abandoned the process because it took too long 1/2 1/3 Less likely to use in the future Will tell their friends to do the same Poor onboarding harms brand reputation. 23% abandonment rates since 2016 of customers consider onboarding process too difficult 25% A Growing Need for Authentication 1. Signicat Battle to Onboard 2020 | 2. FTC | 3. US Identity Theft the Stark Reality 4. AARP’s Fraud Victim Susceptibility Study | 5. Javelin Strategy

Compelling Addressable Market


$70.7B
CAGR = 20.4%[1]
$23.3B
2020
2027

Government
Financial Services
Payment Processing
Law Enforcement
Consumer Services
Data/Network Security
Healthcare
Retail
Workforce Management
Shared Economy
Access Control
Personal Security

PRIMARY MARKETS | ADJACENT POTENTIALS

Market drivers are universal across industry verticals.

- Consumer demand for convenience ↑
- Need for business efficiencies ↑
- Consumer biometric adoption ↑
- New government regulations ↑
- Instances of identity fraud ↑
- Occurrence of data breaches ↑

1. MarketsandMarkets, November 8, 2022

Expansive portfolio simplifies biometrics to solve complex challenges

Once complex solutions are now simplified through biometrics.

COMPLETE SOLUTIONS

FOR THOSE LOOKING FOR TURN-KEY:

AwareID® is lightning-fast identity verification, MFA & multi-modal biometrics pre-configured in a single, low-code platform. **AwareABIS™** is enterprise-scale identification & deduplication system pre-configured for civil & criminal applications with fingerprint and face-based search.

FRAMEWORKS

FOR THOSE LOOKING FOR A STARTING POINT:

Knomi® framework provides proven, secure and convenient facial and speaker recognition with liveness for mobile, multi-factor authentication.

CONNECTORS

FOR THOSE LOOKING TO CONNECT SYSTEMS:

BioSP™ is modular, agnostic middleware, pre-configured to enable advanced biometric data processing, management and orchestration between separate systems while giving customers complete control.

BUILDING BLOCKS

FOR THOSE LOOKING TO DIY:

Aware's **SDKs**, **APIs**, **applications**, and **subsystems** are hardened and proven to fulfill critical functions within biometric ID and authentication systems.

Aware leads in balancing security and user experience through technology—for the few and at scale.

AWARE Trusted since 1993

8

A true global presence with strong foundations: Growing Markets, Proven Products, Partner Leverage $27.3M in cash, cash equivalents & marketable securities $0 Debt 38% Insider Ownership 78 Patents and numerous trade secrets 4 Cutting-edge technology offerings 50+ Industry-leading technology building blocks 30 Years in the industry >90% customer retention rate in 2022 TRUSTED BY: All 3 Branches of U.S. Gov’t. 60+ Partners 20+ Countries 20+ Financial Institutions 150+ Law Enforcement Agencies As of Mar. 31, 2023, except the patent count which is as of April 11, 2023.

Go-to-market Leverages our Ecosystem VALUE ADDED RESELLERS Local & regional integrated resellers address global identity use cases with specialized expertise. TECHNOLOGY PARTNERS Our offerings are integrated with strategic technology partners to address broader opportunities. CONSULTING PARTNERS These partners introduce, recommend or add our services and solutions in a larger ecosystem/infrastructure to expand reach at scale. DIRECT SALES Select opportunities are strategically served directly by Aware. EXISTING CUSTOMERS Dedicated customer success team drives adoption and expansion (cross-sell and upsell) of existing customers. Focus on new logos through partners and expansion with existing customers

We see through a customer-centric lens. Out-of-the-box readiness based on user profiles without customers giving up the ability to fine tune it to their risk tolerance.  Well capitalized & government chosen since 1993. PROVEN - TRUSTED Government Chosen | On NASDAQ | Flexible Deployment Options | A Leading Liveness Provider Algorithms trained on diverse operational datasets from around the world. MORE FRAUD PREVENTION Lightning-Fast Adaptability | Powerful Middleware | Out of the Box Functionality Entire biometric portfolio is controlled and advanced within Aware. BIOMETRIC PEDIGREE In-House Expertise | Recognized Experts | Certified/Compliant The Aware Advantage: Our Key Points of Differentiation

Financial Foundation For Growth 21% CAGR Recurring Revenue FY22 HIGHLIGHTS: 92% Gross Margins 14% Subscription Growth > 300 Customers FY23 GUIDANCE: 15% ARR Growth >$0 Operating Cashflow1 exiting 2023  Growing revenue while converting to higher quality, recurring revenue. (in millions) 1. Neutral to positive Q4’23 operating cashflow taking into consideration seasonal timing of cash outlays.

Growing Markets Proven Products Partner Leverage Great Potential + + KEY TAKEAWAYS A leading authentication company applying proven and trusted adaptive authentication to solve everyday business challenges with biometrics Attractive market opportunity supported by robust industry tailwinds and drivers Expanded partner-centric sales strategy gaining traction and building pipeline  Strong outlook for growth - total revenue and ARR expected to grow 15%+ in 2023  Solid balance sheet with $27.3M (~$1.30/share1) in cash and cash equivalents and marketable securities 1. As of 3/31/2023

Aware 76 Blanchard Road, Suite 200 Burlington, Massachusetts 01803 Tel: (781) 687-0300 Email: ir@aware.com Gateway Investor Relations Tel: (949) 574-3860 Email: AWRE@gatewayir.com

CUSTOMER CASE STUDY: Partner THE CHALLENGE A leading air transport communications and IT company wanted to streamline the process of welcoming travelers to a country because the process was costly and not user-friendly. THE SOLUTION So, we worked together to implement Aware’s technology to allow visitors to start the process from home without embassy assistance. They are now using our solution to vet 1/5 of all visitors. THE RESULTS Reduced costs by 10x. If adopted for all international travel, they could reduce costs by 20x.

CUSTOMER CASE STUDY: Commercial Application THE CHALLENGE A leading bank in Latin America was experiencing a new, highly sophisticated form of attack that was penetrating the security layers it had in place, resulting in sky-rocketing rates of fraud. THE SOLUTION So, in near real-time, our in-house R&D team worked together on a solution to enhance Aware’s technology so it’s able to detect and prevent this type of attack. And, the team consulted on how to strengthen additional security layers in the system. THE RESULTS An 87% reduction in fraud over the course of 6 months.

CUSTOMER CASE STUDY: Government Application THE CHALLENGE A US government department wanted to deploy a global web-based employee and contractor background check system that would not store any PII (Personally Identifiable Information), but at the time there was no widely available system on the market which met their needs. THE SOLUTION So, we worked together to deploy Aware's technology to 4,300 sites worldwide. The customers have since shared with Aware that our technology is viewed within the department as a shining example of a solid investment which has supported their mission through the years. THE RESULTS The program was so effective in meeting the department’s security needs, it was also introduced at an adjacent government agency.

CUSTOMER CASE STUDY: Law Enforcement Application THE CHALLENGE A large FL Police Department wanted to solve more cold cases but did not have the technology or bandwidth to effectively check existing evidence against new arrestee records. THE SOLUTION So, we worked together to develop a program to help new users effectively use Aware’s technology, resulting in latent fingerprint and palm print matches. THE RESULTS More than 45 previously unsolved cold cases have been closed.